Exhibit 23.2




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                                                                   Exhibit 23.2

                          Consent of Austin M. O'Toole

     The consent of AUSTIN M. O'TOOLE, Esq., Senior Vice President and Secretary of The Coastal Corporation, is contained in his opinion filed as Exhibit 5 to this Registration Statement.